PROSPECTUS SUPPLEMENT

Dated September 1, 2026

For Certain Variable Life Insurance Policies

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated:

1.	April 30, 2012 for Park Avenue Life (PAL) 95 Variable Whole Life Insurance Policy issued through The Guardian Separate Account K;

2.	April 30, 2012 for Park Avenue Life (PAL) 97 Variable Whole Life Insurance Policy issued through The Guardian Separate Account K; and

3.	May 1, 2001 for Park Avenue Variable Universal Life (VUL) – 97 Form issued through The Guardian Separate Account M.

Special terms not defined herein have the meanings ascribed to them in the Prospectus.

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”) approved by the Board of Trustees of the Lincoln Variable Insurance Products Trust at a meeting held on March 4–5, 2026, and subject to shareholder approval, the LVIP American Century International Fund (Standard Class II) (“Target Fund”) will be merged into the LVIP MFS International Growth Fund (Standard Class) (“Acquiring Fund”), a series of the Trust. Pursuant to which, on or about October 9, 2026 (the “Transaction Date”), the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund that will be distributed to Target Fund shareholders in completion of the transaction. The Target Fund will not close to investors prior to the Transaction Date.

The following table provides additional information about the Acquiring Fund:

			As of December 31, 2025

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
The Fund seeks long-term capital appreciation.	LVIP MFS International Growth Fund (Standard Class) Lincoln Financial Investments Corporation (“LFI”) Massachusetts Financial Services Company	0.79%	19.11%	7.09%	9.73%

Effective as of the close of business on the Transaction Date, the Target Fund will no longer be an available investment option under your Policy and will be replaced by the corresponding Acquiring Fund and will be available as an investment option.

Prior to the Transaction Date, you may change your premium payment allocations instructions and transfer your allocations of Policy value to any other available variable investment options offered under the terms of your Policy. Any Policy value in the Policy that is allocated to a Target Fund at the close of business on the Transaction Date will be transferred to the corresponding Acquiring Fund. You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in Good Order by mail to The Guardian Insurance & Annuity Company, Inc., Individual Markets, P. O. Box 981588, El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79998-1588 (overnight mail), or by calling 1-888-482-7342.

For 30 days prior to and for 30 days after the Transaction Date, except with respect to any market timing/short-term trading limitations as set forth in your Prospectus, there will be no exercise of any rights reserved under the Policies to impose additional restrictions on transfers between subaccounts.

If your Policy value is automatically transferred on the Transaction Date, you will receive a confirmation showing the transfer of your Policy value from the subaccounts that invest in the Target Fund to the subaccounts that invest in the corresponding Acquiring Fund. Due to the difference in unit values, the number of units you receive in the subaccounts investing in the Acquiring Fund will be different from the number of units you held in the subaccounts investing in the Target Fund.

Further, certain administrative programs will be impacted by the Transaction. Specifically:

•	Dollar Cost Averaging (“DCA”) and Automatic Portfolio Rebalancing (“APR”): If you are enrolled in a DCA program or APR that includes the Target Fund, you may terminate your current allocation instructions and provide new allocation instructions at any time. If you do not provide new allocation instructions prior to the Transaction Date, your enrollment will automatically be updated to replace the subaccounts that invest in the Target Fund with the subaccounts that invest in the Acquiring Fund at the close of business on the Transaction Date.

•	Premium Allocation Instructions: If you have premium allocation instructions on file that include the Target Fund, you may change those allocation instructions by providing new allocation instructions at any time. If you do not provide new allocation instructions prior to the Transaction Date, your premium allocation instructions on file will automatically be updated to replace the subaccounts that invest in the Target Fund with the subaccounts that invest in the Acquiring Fund at the close of business on the Transaction Date.

•	Automated Alert Program: If you have any Automated Alerts on file that include the Target Fund, you may change those Automated Alerts by providing new instructions at any time. If you do not provide new instructions prior to the Transaction Date, your Automated Alert instructions on file will automatically be updated to replace the subaccounts that invest in the Target Fund with the subaccounts that invest in the Acquiring Fund at the close of business on the Transaction Date.

Except as set forth herein, all other provisions of the prospectus noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.

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